Registration No. 333-52243
                                                     1940 Act File No. 811-08773
                                                                     Rule 497(e)


                        THE AVALON FUND OF MARYLAND, INC.

                        AVALON CAPITAL APPRECIATION FUND

                          SUPPLEMENT DATED MAY 29, 2003
                                       TO
                        PROSPECTUS DATED FEBRUARY 1, 2003


PROPOSED REORGANIZATION OF THE AVALON CAPITAL APPRECIATION FUND WITH AND INTO THE EASTERN POINT ADVISORS TWENTY FUND

     The Board of Directors of The Avalon Fund of Maryland, Inc. approved a plan whereby the Avalon Capital Appreciation Fund (the "Avalon Fund") would be consolidated into Eastern Point Advisors Twenty Fund (the "Eastern Point Fund"), a series of Eastern Point Advisors Funds Trust. In the consolidation, the shareholders of the Avalon Fund would exchange their Avalon shares for shares of the Eastern Point Fund with an aggregate net asset value equal to the total value of the exchanged shares. The consolidation is designed to qualify as a tax-free reorganization, meaning shareholders of the Avalon Fund would not recognize any gain or loss on the exchange of their shares.

     The investment object of the Eastern Point Fund is substantially the same as the objective of the Avalon Fund, in that the Eastern Point Fund seeks long-term growth of capital. However, rather than limiting its investments to small and mid-cap companies like the Avalon Fund, the Eastern Point Fund seeks to achieve its objective by investing in the common stocks of a group of 20 to 30 companies that its adviser believes have strong earnings growth potential without regard to the size of the companies. Historically, the Eastern Point Fund has focused its investments in the health care and pharmaceutical industries, as opposed to the technology focus of the Avalon Fund. The Board of Directors of the Avalon Fund believes the similarities in investment objective and programs make the Eastern Point Fund an appropriate investment for shareholders of the Avalon Fund.

     The consolidation of the Avalon Fund with the Eastern Point Fund is subject to the approval of the shareholders of the Avalon Fund. A special meeting of the shareholders of Avalon Fund will be called and held for the purpose of voting on the proposed reorganization. Shareholders of the Avalon Fund will receive a notice of the time, date and place of that meeting and a proxy statement describing in detail the proposed reorganization, the rationale for the proposal, more detailed information about the investment program of the Eastern Point Fund and other relevant shareholder considerations. If approved by the shareholders of the Avalon Fund, we presently anticipate that the reorganization would be completed in the third calendar quarter of 2003.